Exhibit 99.4

Subordinated Certificate Swap Confirmation

Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-9425 Facsimile: 212-797-0779

Date:	July 31, 2007

To:	THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY8C

Attn:	Matthew Sabino

Fax No:	212-815-6093

From:	DEUTSCHE BANK AG, NEW YORK BRANCH

Our Reference:	Global No. N659810N

Swap Transaction Confirmation

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“Party A” or “DBAG”) and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-HY8C (“Party B” or “Counterparty”).

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 31, 2007, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement.  Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for Alternative Loan Trust 2007-HY8C dated as of July 1, 2007, among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the “PSA”). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Chairman of the Supervisory Board: Clemens Börsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Notional Amount:	With respect to each Calculation Period, the Notional Amount as set forth in Appendix A attached hereto.
Trade Date:	July 26, 2007
Effective Date:	August 25, 2007
Termination Date:
July 25, 2012
For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

Floating Amounts
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month from and including September 25, 2007, to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment shall be applicable. Each Floating Rate Payer Payment Date shall be one (1) Business Day prior to the related Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One Month
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Fixed Amounts
Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month from and including September 25, 2007, to and including the Termination Date, subject to No Adjustment.
Fixed Rate Payer Payment Dates:	The 25th day of each month from and including September 25, 2007, to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate:	5.40% per annum
Fixed Rate Day Count Fraction:	30/360
Additional Payment:
Party A shall pay Party B the sum of USD 170,000.00 on July 31, 2007 subject to adjustment in accordance with the Following Business Day Convention; provided, however, that payment of the Additional Payment to Party B shall instead be made to Deutsche Bank Securities Inc.

Other Provisions
Business Days:	New York
Amendment to Section 2(c) of the Agreement:
Notwithstanding anything to the contrary in Section 2(c) of the Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date.  For avoidance of doubt, any payments pursuant to Section 6(e) of the Agreement in respect of this Transaction shall be subject to netting in accordance with the Agreement.

Procedural Terms
Account Details:
Payments to Party A:	Deutsche Bank Trust Company Americas, New York Acct# 01 473 969 Swift Code: BKTRUS33 Favor of: Deutsche Bank AG, New York

Payments to Party B:	The Bank of New York New York, NY ABA # 021-000-018 GLA # 111-565 For Further Credit: TAS A/C 542189 Attn: Matthew J. Sabino 212-815-6093 Fax: 212-815-3986

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH	For and on behalf of THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007- HY8C

/s/ Maria Valdez	/s/ Matthew Sabino
Name: Maria Valdez Title: Authorized Signatory Date:	Name: Matthew Sabino Title: Assistant Treasurer Date:
/s/ Constantino Palermo
Name: Constantino Palermo Title: Authorized Signatory Date:

Appendix A
Period Start Date	Period End Date	Notional Amount
Effective Date	9/25/2007	23,511,354.36
9/25/2007	10/25/2007	23,511,354.36
10/25/2007	11/25/2007	23,511,354.36
11/25/2007	12/25/2007	23,511,354.36
12/25/2007	1/25/2008	23,511,354.36
1/25/2008	2/25/2008	23,511,354.36
2/25/2008	3/25/2008	23,511,354.36
3/25/2008	4/25/2008	23,511,354.36
4/25/2008	5/25/2008	23,511,354.36
5/25/2008	6/25/2008	23,511,354.36
6/25/2008	7/25/2008	23,511,354.36
7/25/2008	8/25/2008	23,511,354.36
8/25/2008	9/25/2008	23,511,354.36
9/25/2008	10/25/2008	23,511,354.36
10/25/2008	11/25/2008	23,511,354.36
11/25/2008	12/25/2008	23,511,354.36
12/25/2008	1/25/2009	23,511,354.36
1/25/2009	2/25/2009	23,511,354.36
2/25/2009	3/25/2009	23,511,354.36
3/25/2009	4/25/2009	23,511,354.36
4/25/2009	5/25/2009	23,511,354.36
5/25/2009	6/25/2009	23,511,354.36
6/25/2009	7/25/2009	23,511,354.36
7/25/2009	8/25/2009	23,511,354.36
8/25/2009	9/25/2009	23,511,354.36
9/25/2009	10/25/2009	23,511,354.36
10/25/2009	11/25/2009	23,511,354.36
11/25/2009	12/25/2009	23,511,354.36
12/25/2009	1/25/2010	23,511,354.36
1/25/2010	2/25/2010	23,511,354.36
2/25/2010	3/25/2010	23,511,354.36
3/25/2010	4/25/2010	23,511,354.36
4/25/2010	5/25/2010	23,511,354.36
5/25/2010	6/25/2010	23,511,354.36
6/25/2010	7/25/2010	23,511,354.36
7/25/2010	8/25/2010	23,511,354.36
8/25/2010	9/25/2010	23,511,354.36
9/25/2010	10/25/2010	23,511,354.36

Appendix A
Period Start Date	Period End Date	Notional Amount
10/25/2010	11/25/2010	23,511,354.36
11/25/2010	12/25/2010	23,511,354.36
12/25/2010	1/25/2011	23,511,354.36
1/25/2011	2/25/2011	23,511,354.36
2/25/2011	3/25/2011	23,482,295.01
3/25/2011	4/25/2011	23,048,158.25
4/25/2011	5/25/2011	22,621,501.59
5/25/2011	6/25/2011	22,202,196.97
6/25/2011	7/25/2011	21,790,117.23
7/25/2011	8/25/2011	21,385,138.20
8/25/2011	9/25/2011	20,987,137.55
9/25/2011	10/25/2011	20,595,981.48
10/25/2011	11/25/2011	20,211,566.05
11/25/2011	12/25/2011	19,833,775.26
12/25/2011	1/25/2012	19,462,495.13
1/25/2012	2/25/2012	19,097,613.62
2/25/2012	3/25/2012	18,739,020.61
3/25/2012	4/25/2012	18,386,615.12
4/25/2012	5/25/2012	18,040,283.33
5/25/2012	6/25/2012	17,699,905.24
6/25/2012	7/25/2012	17,365,274.87